EXHIBIT 24.1



                                POWER OF ATTORNEY

     We, the undersigned members of the Board of Directors of Bowater Incorporated, hereby severally appoint Harry F. Geair, William G. Harvey and David G. Maffucci, and each of them singly, our true and lawful attorneys with the full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statement on Form S-4 pertaining to Bowater Incorporated's offer to exchange its 6 1/2% Notes due 2013 for 6 1/2% Notes due 2013 which have been registered under the Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, and generally to do all such actions in our names and on our behalf in our capacities as members of the Board of Directors to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

SIGNATURE                                       TITLE                                                         DATE
---------                                       -----                                                         ----

/s/ Francis J. Aguilar                          Director                                                 July 23, 2003
------------------------------------
Francis J. Aguilar

/s/ Richard Barth                               Director                                                 July 23, 2003
------------------------------------
Richard Barth

/s/ Gordon D. Giffin                            Director                                                 July 23, 2003
------------------------------------
Gordon D. Giffin

/s/ Charles J. Howard                           Director                                                 July 29, 2003
------------------------------------
Charles J. Howard

/s/ L. Jacques Menard                           Director                                                 July 23, 2003
------------------------------------
L. Jacques Menard

/s/ John A. Rolls                               Director                                                 July 23, 2003
------------------------------------
John A. Rolls

/s/ Arthur R. Sawchuk                           Director                                                 July 29, 2003
------------------------------------
Arthur R. Sawchuk

/s/ Togo D. West, Jr.                           Director                                                 July 23, 2003
------------------------------------
Togo D. West, Jr.
